SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2009

                   Universal Stainless & Alloy Products, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                     000-25032                  25-1724540
 ----------------------------         ---------              -------------------
 (State or other jurisdiction         (Commission            (IRS Employer
  of incorporation)                   File Number)           Identification No.)


      600 Mayer Street, Bridgeville, Pennsylvania       15017
      --------------------------------------------   -------------
     (Address of principal executive offices)        (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

/   /     Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
/   /     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
/   /     Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))
/   /     Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02.   Results of Operations and Financial Condition.

     On April 29, 2009, Universal Stainless and Alloy Products, Inc. (the "Company") issued a press release regarding its earnings for the first quarter ended March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in Item 2.02 of this Current Report on Form 8-K, including the attached press release regarding the Company's earnings for the first quarter ended March 31, 2009, shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.



Item 2.06.   Material Impairments.

     On April 24, 2009, the Company's management concluded and reported to the Company's Board of Directors that it had determined, based on its analysis of overdue trade accounts receivables, work-in-process inventory, commercial claims and personnel reductions, that an impairment charge in the amount of $3.7 million should be taken under generally accepted accounting principles applicable to the Company. This impairment charge is due primarily to the write-off of the accounts receivable from a significant customer and scrapping of slow moving inventory. The Company intends to re-melt the related work-in-process inventory for other uses. The Company does not believe this impairment charge will result in any future cash expenditures.



Item 9.01.   Financial Statements and Exhibits.

     (d) Exhibits

     99.1 Press Release dated April 29, 2009


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                      By:  /s/ Richard M. Ubinger
                                           -------------------------------------
                                           Vice President of Finance,
                                           Chief Financial Officer and Treasurer

Dated:  April 29, 2009